UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-2898_

Value Line Cash Fund, Inc.

(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31, 2008

Date of reporting period: June 30, 2008

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/08 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC (A Wholly-Owned Subsidiary of Value Line, Inc.) 220 East 42nd Street New York, NY 10017-5891
DISTRIBUTOR	Value Line Securities, Inc. 220 East 42nd Street New York, NY 10017-5891
CUSTODIAN BANK	State Street Bank and Trust Co. 225 Franklin Street Boston, MA 02110
SHAREHOLDER SERVICING AGENT	State Street Bank and Trust Co. c/o BFDS P.O. Box 219729 Kansas City, MO 64121-9729
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq. 496 Valley Road Cos Cob, CT 06807
DIRECTORS	John W. Chandler Frances T. Newton Francis C. Oakley David H. Porter Paul Craig Roberts Thomas T. Sarkany Nancy-Beth Sheerr
OFFICERS	Mitchell E. Appel President Howard A. Brecher Vice President and Secretary Stephen R. Anastasio Treasurer

An investment in The Value Line Cash Fund, Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#541809

SEMI-ANNUAL REPORT

June 30, 2008

The Value Line
Cash Fund, Inc.

EULAV ASSET MANAGEMENT, LLC
(A WHOLLY-OWNED SUBSIDIARY OF VALUE LINE, INC.)

The Value Line Cash Fund, Inc.

To Our Value Line

To Our Shareholders (unaudited):

For the six months ended June 30, 2008, the total return for The Value Line Cash Fund was 1.04%. This was below the average taxable money market fund return of 1.25% for the same six-month period, as compiled by Lipper Analytical Services(1). For the 7-day and the 30-day periods ended June 30th, the Fund’s effective yield was 1.65% and 1.48%, respectively. As of June 30th, the total net assets of the Fund were $238 million; and the average days to maturity was 63.

We continue to place priority on securities of the highest quality. U.S. Government Agency Obligations and other first-tier securities make up 100% of the portfolio. These two categories include repurchase agreements, which are 100% collateralized by U.S. Treasury Notes. “First-tier” securities refer to those assigned the highest rating by at least two nationally recognized rating organizations — for example, P-1 by Moody’s Investor Service and A-1 by Standard & Poor’s Corporation. No instruments with a rating below first-tier are currently being considered for the portfolio.

The Federal Reserve Board has lowered the Fed Funds rate 225 basis points from 4.25% to 2.00% during the current monetary easing cycle. Going forward, we believe the Federal Reserve will pause in its easing phase for now and start to raise rates later this year or in 2009 in an effort to deal with increasing inflation. Meanwhile, the Fund extended its average maturity during the year and is currently at 63 days, up from 24 days at the end of last year. Please see the accompanying “Economic Observations” write-up for our current thinking on the economy.

We appreciate your confidence in The Value Line Cash Fund and look forward to serving your investment needs in the future

Sincerely,

August 5, 2008

(1)	Lipper Money Market Funds invest in high quality financial instruments rated in the top two investment grades with dollar-weighted average maturities of less than 90 days, and intends to keep a constant NAV. An investment cannot be made in a Lipper Average.

The Value Line Cash Fund, Inc.

Cash Fund Shareholders

Economic Observations (unaudited)

The recession that many feared would evolve in the first half of this year has yet to take hold, as the nation’s gross domestic product, rather than contracting, actually increased modestly during the initial two quarters. Moreover, this mildly positive pattern may continue in the third quarter, with the nation’s GDP growth, underpinned by further benefits from the federal government’s earlier stimulus program, stable interest rates, and a strong export market, likely staying in the 1.0%–2.0% range.

However, we think the recession may only have been postponed. In fact, there is a reasonable chance GDP will contract modestly during the final months of this year, as the benefits of the stimulus program wear off and the cumulative effect of high gasoline and heating oil costs help to dampen consumer discretionary spending. Moreover, in the absence of another fiscal stimulus package (in particular, a second round of rebates), any downturn in GDP probably would extend into the first part of 2009. Thereafter, growth should resume, assuming the recent decline in energy prices proves sustainable and the housing cycle bottoms out, as we expect.

Meanwhile, inflation is trending upward due to high energy, food, and commodity costs. Adequate supplies of raw materials, coupled with a prospective near-term deceleration in the economy, however, should help keep the costs of production under control, suggesting that a lessening in inflationary pressures may take hold next year. Thereafter, absent a stronger multi-year business up cycle than we now forecast, inflation should be held in check through the first part of the next decade.

The Value Line Cash Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2008 through June 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 1/1/08	Ending account value 6/30/08	Expenses* paid during period 1/1/08 thru 6/30/08
Actual	$1,000.00	$1,010.40	$2.90
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$2.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.58% multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

The Value Line Cash Fund, Inc.

Schedule of Investments (unaudited) June 30, 2008

Principal Amount		Yield†	Maturity Date	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (61.4%)
$20,000,000	Federal Home Loan Bank Discount Notes	2.27%	8/22/08	$19,938,467
30,000,000	Federal Home Loan Bank Discount Notes	2.66	11/19/08	29,743,850
30,000,000	Federal Home Loan Bank Discount Notes	2.71	12/10/08	29,649,000
7,039,000	Federal National Mortgage Association Discount Notes	2.54	8/29/08	7,010,275
60,000,000	Federal National Mortgage Association Discount Notes	2.54	9/12/08	59,712,866
147,039,000	TOTAL INVESTMENT SECURITIES (61.4%)
	(Cost $146,054,458)			146,054,458

REPURCHASE AGREEMENTS (38.4%)
50,000,000	With Morgan Stanley, 1.50%, dated 6/30/08, due 7/1/08, delivery value $50,002,083 (collateralized by $36,015,000 U.S. Treasury Bonds 9.00%, due 11/15/18, with a value of $50,921,834)	50,000,000
41,300,000	With State Street Bank & Trust, 1.05%, dated 6/30/08, due 7/1/08, delivery value $41,301,205 (collateralized by $42,535,000 U.S. Treasury Bills 2.10%, due 12/11/08, with a value of $42,131,957)	41,300,000
91,300,000	TOTAL REPURCHASE AGREEMENTS
	(Cost $91,300,000)	91,300,000

	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)	544,343

	NET ASSETS (100.0%)	$237,898,801

	NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($237,898,801 ÷ 237,928,323 shares outstanding)	$1.00

†	The rate shown on discount securities represents the yield at the end of the reporting period.

See Notes to Financial Statements.

The Value Line Cash Fund, Inc.

Schedule of Investments (unaudited) June 30, 2008

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing model, option adjusted spread pricing and estimated the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$—	—
Level 2—Other Significant Observable Inputs	237,354,458	—
Level 3—Significant Unobservable Inputs	—	—
Total	$237,354,458	—

*	Other financial instruments include futures, forwards and swap contracts.

For the period ending 6/30/08, there were no Level 3 investments.

See Notes to Financial Statements.

The Value Line Cash Fund, Inc.

Statement of Assets and Liabilities
at June 30, 2008 (unaudited)

Assets:
Investment securities, at value (Cost—$146,054,458)	$146,054,458
Repurchase agreements (Cost—$91,300,000)	91,300,000
Cash	380,894
Receivable for capital shares sold	308,602
Prepaid expenses	24,393
Interest receivable	3,288
Total Assets	238,071,635

Liabilities:
Payable for capital shares repurchased	71,648
Accrued expenses:
Advisory fee	78,102
Directors’ fees and expenses	967
Other	22,117
Total Liabilities	172,834
Net Assets	$237,898,801
Net assets consist of:
Capital stock, at $0.10 par value (authorized 2 billion shares, outstanding 237,928,323 shares)	$23,792,832
Additional paid-in capital	214,095,046
Undistributed net investment income	10,923
Net Assets	$237,898,801
Net Asset Value, Offering and Redemption Price per Outstanding Share	$1.00

Statement of Operations
for the Six Months Ended June 30, 2008 (unaudited)

Investment Income:
Interest	$2,546,236

Expenses:
Advisory fee	396,057
Service and distribution plan fees	247,536
Transfer agent fees	79,286
Printing and postage	33,603
Auditing and legal fees	23,407
Registration and filing fees	20,268
Custodian fees	10,903
Directors’ fees and expenses	6,152
Insurance	5,051
Other	225
Total Expenses Before Custody Credits and Fees Waived	822,488
Less: Service and Distribution Plan Fees Waived	(247,536)
Less: Custody Credits	(1,798)
Net Expenses	573,154
Net Investment Income	1,973,082

Net Increase in Net Assets from Operations	$1,973,082

See Notes to Financial Statements.

The Value Line Cash Fund, Inc.

Statement of Changes in Net Assets
for the Six Months Ended June 30, 2008 (unaudited) and for the Year Ended December 31, 2007

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Operations:
Net investment income	$1,973,082	$7,810,442
Distributions to Shareholders:
Net investment income	(1,970,419)	(7,884,093)
Capital Share Transactions:
Proceeds from sale of shares	173,487,177	210,613,539
Proceeds from reinvestment of dividends to shareholders	1,950,664	7,779,419
	175,437,841	218,392,958
Cost of shares repurchased	(104,448,808)	(247,672,765)
Net increase/(decrease) in net assets from capital share transactions	70,989,033	(29,279,807)
Total Increase/(Decrease) in Net Assets	70,991,696	(29,353,458)
Net Assets:
Beginning of period	166,907,105	196,260,563
End of period	$237,898,801	$166,907,105
Undistributed net investment income, at end of period	$10,923	$8,260

See Notes to Financial Statements.

The Value Line Cash Fund, Inc.

Notes to Financial Statements (unaudited) June 30, 2008

1.	Significant Accounting Policies

The Value Line Cash Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund’s investment objective is to secure as high a level of current income as is consistent with preservation of capital and liquidity.

The following summary of significant accounting policies is in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A)    Security Valuation.    Securities held by the Fund are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended. The rule requires that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B)    Repurchase Agreements.    In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount, including accrued interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C)    Security Transactions.    Security transactions are accounted for on the date the securities are purchased or sold. In computing net investment income, premiums and discounts on portfolio securities are amortized. Realized gains and losses on securities transactions are determined based on the identified cost method.

(D)    Federal Income Taxes.    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute, on a daily basis, all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(E)    Representations and Indemnifications.    In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to

The Value Line Cash Fund, Inc.

Notes to Financial Statements (unaudited)

guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

3.	Capital Share Transactions, Dividends and Distributions

The Fund earns interest daily on its investments and declares daily, on each day the Fund is open for business, all of its net investment income. The Fund pays distributions monthly.

Net realized gains, if any, will be distributed once a year. Earnings for Saturdays, Sundays, and holidays are declared as a dividend on the next business day. All such distributions not paid in cash are automatically credited to shareholder accounts in additional shares at net asset value on the day declared.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued to shareholders in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amounts shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

4.	Tax Information (unaudited)

At June 30, 2008 the aggregate cost of investments in securities and repurchase agreements for federal income tax purposes is $237,354,458. At June 30, 2008, there was no unrealized appreciation or depreciation of investments.

5.	Investment Advisory Fees, Service and Distribution Fees, and Transactions With Affiliates

An advisory fee of $396,057 was paid or payable to Value Line, Inc., the Fund’s investment adviser (the “Adviser”), for the six months ended June 30, 2008. This was computed at an annual rate of 4/10 of 1% per year of the average daily net asset value of the Fund during the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers of the Fund and pays their salaries and wages. Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the funds’ respective net assets. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the “Plan”). The Plan, adopted pursuant to Rule 12b-1 under the Investment Act of 1940, compensates Value Line Securities, Inc., a wholly-owned subsidiary of Value Line, Inc. (the “Distributor”), for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. Fees amounting to $247,536, before fee waivers, were accrued under the Plan for the six months ended June 30, 2008. Effective May 1, 2007 and 2008, the Distributor contractually agreed to waive the Fund’s 12b-1 fee for one year periods. For the six months ended June 30, 2008, the fees waived amounted to $247,536. The Distributor has no right to recoup prior waivers.

The Value Line Cash Fund, Inc.

June 30, 2008

For the six months ended June 30, 2008, the Fund’s expenses were reduced by $1,798 under a custody credit agreement with the custodian.

Certain officers and directors of the Adviser and the Distributor are also officers and directors of the Fund.

Value Line, Inc. and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 107,982,240 shares of the Fund’s capital stock, representing 45.38% of the outstanding shares at June 30, 2008. In addition, officers and directors of the Fund as a group owned 9,425,891 shares of the Fund, representing 3.96% of the outstanding shares.

6.	Subsequent Event

On June 30, 2008, Value Line, Inc. reorganized its investment management division into EULAV Asset Management, LLC (“EULAV”), a newly formed, wholly-owned subsidiary. As part of the reorganization, each advisory agreement was transferred from Value Line, Inc. to EULAV and EULAV replaced Value Line, Inc. as the Fund’s investment adviser. The portfolio managers, who are now employees of EULAV, have not changed as a result of the reorganization.

The Value Line Cash Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

			Years Ended December 31,
	Six Months Ended June 30, 2008 (unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income	0.010		0.044	0.043	0.023	0.005	0.004
Dividends from net investment income	(0.010)		(0.044)	(0.043)	(0.023)	(0.005)	(0.004)
Change in net asset value	—		—	—	—	—	—
Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	1.04	%(3)	4.45%	4.37%	2.28%	0.47%	0.35%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$237,899		$166,907	$196,261	$153,923	$175,139	$197,068
Ratio of operating expenses to average net assets(1)	0.83	%(4)	0.83%	0.86%	0.91%	0.88%	0.85%
Ratio of operating expenses to average net assets(2)	0.58	%(4)	0.58%	0.61%	0.90%	0.88%	0.85%
Ratio of net investment income to average net assets	1.99	%(4)	4.37%	4.30%	2.22%	0.43%	0.38%

(1)	Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of distribution and service plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the waiver of a portion of the service and distribution plan fees by the Distributor, would have been unchanged for the periods shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor.

(3)	Not annualized.

(4)	Annualized.

See Notes to Financial Statements.

The Value Line Cash Fund, Inc.

Factors Considered by the Board in Approving the Investment
Advisory Agreement for The Value Line Cash Fund, Inc. (unaudited)

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not interested persons of the Value Line Cash Fund (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), annually to consider the investment advisory agreement between the Fund and its investment adviser, Value Line, Inc.1 (“Value Line”) (the “Agreement”). As required by the 1940 Act, the Board requested and Value Line provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the Non-Independent Director of the Fund and any officers of Value Line. In selecting Value Line and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meetings which specifically addressed the approval of the Agreement and at other meetings during the course of the year, the Board, including the Independent Directors, received materials relating to Value Line’s investment and management services under the Agreement. These materials included information on (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail money market funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares; (v) the allocation of the Fund’s brokerage, if any; and (vi) the overall nature, quality and extent of services provided by Value Line.

As part of the review of the continuance of the Agreement, the Board requested, and Value Line provided, additional information in order to evaluate the quality of Value Line’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 18 other retail no-load money market funds, as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail no-load money market funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the Lipper Money Market Fund Index (the “Lipper Index”). In the separate executive session, the Independent Directors also reviewed information regarding: (a) Value Line’s financial results and conditions, including Value Line’s and certain of its affiliates’ profitability from the services that have been performed for the Fund as well as the Value Line family of funds; (b) the Fund’s current investment management staffing; and (c) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided

[1]	On June 30, 2008, Value Line, Inc., the Fund’s former investment adviser, reorganized its investment management division into EULAV Asset Management, LLC, a newly formed wholly-owned subsidiary located at 220 East 42nd Street, New York, NY 10017. As part of the reorganization, the Fund’s investment advisory agreement was transferred from Value Line to EULAV and EULAV replaced Value Line as the Fund’s investment adviser. Value Line, Inc. is referred to as the investment adviser in this document because at the time of the meeting of the Board of Directors discussed herein Value Line, Inc. remained the Fund’s investment adviser.

The Value Line Cash Fund, Inc.

Factors Considered by the Board in Approving the Investment
Advisory Agreement for The Value Line Cash Fund, Inc. (unaudited)

with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information.

The following summarizes matters considered by the Board in connection with its renewal of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund’s performance for the one-year, three-year and ten-year periods ended December 31, 2007 was above the average performance of the Performance Universe. The Board also noted that the Fund’s performance for the five-year period ended December 31, 2007 was the same as the Performance Universe average. However, the Board also noted that the Fund’s performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2007 was below the performance of the Lipper Index.

Value Line’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategy. The Independent Directors also engaged in discussions with Value Line’s senior management responsible for the overall functioning of the Fund’s investment operations. Based on this review, the Board concluded that the Fund’s management team and Value Line’s overall resources were well developed and that Value Line had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered Value Line’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. Although the Fund’s management fee rate for the most recent fiscal year was higher than that of the Expense Universe average, it was slightly lower than the Expense Group average. Based on these factors, the Board determined that the Fund’s management fee rate payable to Value Line under the Agreement does not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the management fee rate under the Agreement is fair and reasonable.

The Board also considered that the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that, effective December 2, 2005, Value Line Securities, Inc., the Fund’s principal underwriter, voluntarily agreed to waive all of the Fund’s Rule 12b-1 fee, effectively reducing the Fund’s Rule 12b-1 fee rate from 0.25% to 0.00% of the Fund’s average daily net assets. The Board also noted that Value Line Securities, Inc. contractually agreed to waive all of the Fund’s Rule 12b-1 fee for a one-year period ended April 30, 2008 and that Value Line Securities, Inc. has agreed to extend this contractual 12b-1 fee waiver through April 30, 2009. As a result of this contractual Rule 12b-1 fee waiver, the Board noted that the Fund’s total expense ratio (after giving effect to this waiver) was less than that of both the Expense Group average and the Expense Universe average and concluded that the average expense ratio was satisfactory for the purpose of approving the continuance of the Agreement for the coming year.

The Value Line Cash Fund, Inc.

Factors Considered by the Board in Approving the Investment
Advisory Agreement for The Value Line Cash Fund, Inc. (unaudited)

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of other services provided by Value Line and its affiliate, Value Line Securities, Inc., the Fund’s principal underwriter. At meetings held throughout the year, the Board reviewed the effectiveness of Value Line’s overall compliance program, as well as the services provided by Value Line Securities, Inc. The Board also reviewed the services provided by Value Line and its affiliate in supervising third party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by Value Line and its affiliate were satisfactory, reliable and beneficial to the Fund’s shareholders.

Profitability. The Board considered the level of Value Line’s profits with respect to the management of the Fund, including the impact of certain actions taken during prior years. These actions included Value Line’s review of its methodology in allocating certain of its costs to the management of each Fund, Value Line’s voluntary reduction of management and/or Rule 12b-1 fees for certain Funds, Value Line’s termination of the use of soft dollar research, and the cessation of trading through its affiliate, Value Line Securities, Inc. Based on a review of these actions and Value Line’s overall profitability, the Board concluded that Value Line’s profits from management of the Fund, including the financial results derived from the Fund, were within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by Value Line and its affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that Value Line and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by Value Line and its Affiliates. In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by Value Line that Value Line and its affiliates do not manage any investment companies comparable to the Fund.

Conclusion. The Board, in light of Value Line’s overall performance, considered it appropriate to continue to retain Value Line as the Fund’s investment adviser. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board concluded that the Fund’s Agreement is fair and reasonable and voted to approve the continuation of the Agreement for another year.

The Value Line Cash Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Thomas T. Sarkany Age 62	Director	Since 2008	Mutual Fund Marketing Director of Value Line Securities, Inc. (the “Distributor”).	None
Non-Interested Directors
John W. Chandler 116 North Hemlock Lane Williamstown, MA 01267 Age 84	Director (Lead Independent Director since 2007)	Since 1991	Consultant, Academic Search Consultation Service, Inc. (1994–2004). Trustee Emeritus and Chairman (1993–1994) of the Board of Trustees of Duke University; President Emeritus, Williams College.	None
Frances T. Newton 4921 Buckingham Drive Charlotte, NC 28209 Age 66	Director	Since 2000	Retired. Customer Support Analyst, Duke Power Company, until 2007.	None
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 76	Director	Since 2000
Professor of History, Williams College, (1961–2000). Professor Emeritus since 2002. President Emeritus since 1994 and President (1985–1994); Chairman (1993–1997) and Interim President (2002–2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age 72	Director	Since 1997	Visiting Professor of Classics, Williams College, since 1999; President Emeritus, Skidmore College since 1999 and President, 1987–1998.	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age 68	Director	Since 1983	Chairman, Institute for Political Economy.	None

The Value Line Cash Fund, Inc.

Management of the Fund

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age 58	Director	Since 1996	Senior Financial Advisor, Veritable L.P. (Investment Adviser) since 2004; Senior Financial Adviser Hawthorn (2001–2004).	None
Officers
Mitchell E. Appel Age 37	President	Since 2008
President of each of the 14 Value Line Funds since June 2008; Chief Financial Officer of Value Line since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from 2003 through May 2005; Chief Financial Officer of the Distributor since April 2008.

Howard Brecher Age 54	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the 14 Value Line Funds since June 2008; Vice President, Secretary and a Director of Value Line; Vice President of the Distributor and Secretary since June 2008; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Stephen R. Anastasio Age 49	Treasurer	Since 2005	Treasurer of each of the 14 Value Line Funds since 2005; Treasurer of Value Line since 2005; Chief Financial Officer of Value Line, (2003–2005).

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s directors and is available, without charge, upon request by calling 1-800-243-2729.

The Value Line Cash Fund, Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies during the most recent 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

The Value Line Cash Fund, Inc.

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The Value Line Cash Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — The Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)

The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell Appel
Mitchell Appel, President

Date:	September 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell Appel
Mitchell Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:______________